================================================================================

                                                                    Exhibit 99.1
                                                                    ------------


TB&A HOSPITAL TELEVISION, INC.
(A Subchapter S Corporation)

AUDITED FINANCIAL STATEMENTS
December 31, 2005























WALDEN CERTIFIED PUBLIC ACCOUNTANT, P.A.

TB&A HOSPITAL TELEVISION, INC.
(A Subchapter S Corporation)

Audited Financial Statements
December 31, 2005





Accountant's Audited Report.........................................         1

Financial Statements

         Balance Sheet..............................................   2 and 3

         Statement of Income and Retained Earnings..................   4 and 5

         Statement of Cash Flows....................................         6

Notes to Financial Statements.......................................      7-14







WALDEN CERTIFIED PUBLIC ACCOUNTANT, P.A.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
Of TB&A Hospital Television, Inc.
(A Subchapter S Corporation)
Buffalo, New York


         We have audited the accompanying balance sheet of TB&A Hospital Television, Inc. as of December 31, 2005, and the related statements of operations and retained earnings, and cash flows for the period then ended. These financial statements are the responsibility of he Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of TB&A Hospital Television, Inc. as of December 31, 2005, express an unqualified opinion on these statements.

         We conducted our audit in accordance with the standards of the American Institute of Certified Public Accountants (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TB&A Hospital Television, Inc. as of December 31, 2005, and the results of operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.


Walden Certified Public Accountant, P.A.


Sunny Isles, Fl


July 11, 2007

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                                  BALANCE SHEET
                             As of December 31, 2005
                                    (Audited)





                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                        $     96,393
  Accounts Receivable                                                   611,343
  Loans receivable-Shareholders                                          25,522
  Inventory-equipment and supplies                                      102,242
                                                                    ------------
      TOTAL CURRENT ASSETS                                              835,500

  Property and Equipment
         Television installations and
         Service equipment                                            5,488,122
         Furniture and office equipment                                  42,767
         Computer Equipment                                              30,928
                                                                    ------------
                                                                      5,561,817

         Less: accumulated depreciation                              (2,788,496)
                                                                    ------------
         Net property and equipment                                   2,773,321
                                                                    ------------
   Other Assets
         Long-term accounts receivable                                   93,522
                                                                    ------------

         TOTAL ASSETS                                              $  3,702,343
                                                                    ============


                           LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
  Current portion of long-term debt                                $    344,080
  Accounts Payable                                                      295,564
  Commissions Payable                                                   153,702
  Accrued Expenses                                                       96,049
                                                                    ------------
      TOTAL CURRENT LIABILITIES                                         889,395
                                                                    ------------
LONG TERM LIABILITIES
  Long-term Debt                                                      1,482,464
                                                                    ------------


TOTAL LIABILITIES                                                     2,371,859
                                                                    ------------






See Auditor's Report and Notes to Financial Statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                                  BALANCE SHEET
                             As of December 31, 2005
                                    (Audited)





STOCKHOLDERS' EQUITY:
  Common stock; class A voting, $2 par value,
      100 shares  authorized,  50 shares
      issued and outstanding                                                100
  Common stock; class B non-voting, $2 par value
      100 shares authorized, 61 shares issued and
      44.45 shares outstanding                                              122
  Additional paid-in-capital                                             22,473
  Retained Earnings                                                   1,377,789
                                                                    ------------
                                                                      1,400,484
         Less: treasury stock (16.55 shares Class B)
         At cost                                                        (70,000)

      TOTAL STOCKHOLDERS' EQUITY                                      1,330,484
                                                                    ------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 3,702,343
                                                                    ============















           See Auditor's Report and notes to the financial statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                             As of December 31, 2005
                                    (Audited)





                                                                       As of
                                                                    December 31,
                                                                        2005
                                                                     (Audited)
                                                                    ------------
REVENUE
  Rental income                                                     $ 2,525,872
  Lease income and management fees                                      383,669
  Sales-TV systems                                                    5,084,034
                                                                    ------------
         Total Revenue                                              $ 7,993,575

COST OF SALES
  Commissions-hospitals                                                 667,513
  Equipment and subcontract labor                                     4,488,090
                                                                    ------------
         Total Cost of Sales                                          5,155,603
                                                                    ------------

GROSS PROFIT                                                          2,837,972
                                                                    ------------

DIRECT OPERATING EXPENSES
    Operating Expenses
      Auto and Truck Expense                                             24,105
      Cable satellite fees                                              423,558
      Depreciation                                                      503,477
      Freight                                                           137,713
      Hostessing expenses                                                26,085
      Lease expense                                                       3,896
      Maintenance                                                       327,234
      Payroll Expense
           Officers                                                     227,452
           Employees                                                    373,324
      Payroll Tax Expense and Benefits                                   79,811
      Selling Expense                                                    82,240
      Travel                                                             29,742
                                                                    ------------
         Total Operating Expenses                                   $ 2,238,637
                                                                    ============





             See Auditor's Report and Notes to Financial Statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                             As of December 31, 2005
                                    (Audited)



General and Administrative Expenses
     Advertising and Promotion                                      $    46,486
     Business Meals and Entertainment                                    23,779
     Dues and Subscriptions                                               6,209
     Insurance                                                           12,836
     Legal and accounting                                                 9,503
     Misc expense                                                         1,695
     Independent Contractors                                             20,846
     Property Taxes                                                       2,433
     Rent and Utilities                                                  63,654
     Office and computer supplies                                        55,001
     Billing and Postage                                                 28,709
     Telephone                                                           27,950

     Total General and Administrative
     Expenses                                                       $   299,101
                                                                    ------------

TOTAL OPERATING EXPENSES                                              2,537,738
                                                                    ------------

INCOME FROM OPERATIONS BEFORE
  OTHER INCOME AND EXPENSE                                          $   300,234
                                                                    ------------

OTHER INCOME AND EXPENSES

  Interest Costs (net)                                                  137,031
                                                                    ------------
         Total Other Expense                                            137,031
                                                                    ------------

NET OPERATING INCOME BEFORE TAXES                                       163,203

State franchise taxes                                                     1,007
                                                                    ------------

NET INCOME                                                          $   162,196
                                                                    ============

RETAINED EARNINGS--
   Beginning of year                                                $ 1,215,593
                                                                    ------------
RETAINED EARNINGS--
   End of year                                                      $ 1,377,789
                                                                    ============




          See Auditor's Report and notes to the financial statements.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                             STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2005
                                    (Audited)





Cash flows from operating activities
   Net income                                                       $   162,196
   Adjustments to reconcile net income
     To net cash provided by operating
   Activities

            Depreciation                                                503,477
   Changes in
            Accounts receivable                                        (347,137)
            Inventory                                                   (37,619)
            Accounts receivable, long-term                               (2,629)
            Accounts payable                                            169,279
            Commissions payable                                           6,477
            Accrued expenses                                             18,912
                                                                    ------------
            Net cash provided by
            Operating activities                                    $   445,956
                                                                    ------------

Cash flows from investing activities
   Cash purchase of computer and
     service equipment and furniture                                    (17,610)
   Cash purchase of equipment
     And installations                                                 (122,169)
   Distribution on shareholder loans                                     (2,197)
                                                                    ------------
            Net cash used in investing
            activities                                                 (141,976)
                                                                    ------------
Cash flows from financing activities
   Repayment of capital lease obligations                               (76,489)
   Repayment of long-term debt                                         (245,349)
                                                                    ------------
            Net cash used in financing
            Activities                                                 (321,838)
                                                                    ------------

Net decrease in cash                                                    (17,858)

Cash, beginning of year                                                 114,251
                                                                    ------------

Cash, end of year                                                   $    96,393
                                                                    ============
Supplemental disclosures of cash flows
Information
   Interest paid                                                    $   137,031
   Taxes paid                                                             1,007







             See Auditor's Report and Notes to Financial Statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)




NOTE 1 -- ORGANIZATION AND NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING
POLICIES

         TB&A HOSPITAL TELEVISION, INC. (the "Company") is a Subchapter S corporation that installs, leases and services television systems for a number of hospitals in Illinois, Massachusetts, Michigan, New York, Ohio, Pennsylvania and Rhode Island. The Company is also a national distributor of televisions and related equipment to various hospitals.

         Basis of Presentation

         The Financial Statements include the accounts of the Company for the period through December 31, 2005.

NOTE 2 -- CASH AND CURRENT ASSETS

         Concentration of Cash

         The Company maintains balances in commercial bank accounts. The total cash balance is insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

         Accounts Receivable

         Accounts receivable are carried at their estimated collectible amounts. Receivables deemed uncollectible are charged directly to expense. Trade credit is generally extended on a short-term basis, thus accounts receivables do not bear interest, although a finance charge may be applied to such receivables that are past due. Included in accounts receivable as of December 31, 2005, are employee receivables of $8,363.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)




NOTE 3 -- PROPERTY, PLANT AND EQUIPMENT

Equipment and Installations

         Equipment and installations are carried at cost. Expenditures for maintenance and repairs are charged to income as incurred and expenditures for major renewals and betterments are capitalized. Assets are being depreciated using the straight-line method over the assets' estimated useful lives, generally 5 to 10 years.

         Depreciation expense for the year ended December 31, 2005 was $503,477. Fully depreciated assets included in Property and Equipment as of December 31, 2005 was $295,108.

         Property, plant and equipment consisted of the following as of:


                                                                    December 31,
                                                                        2005
                                                                      (Audited)

Television installations and service
Equipment                                                           $ 5,488,122
Furniture and office equipment                                           42,767
Computer equipment                                                       30,928
                                                                    ------------
                                                                    $ 5,561,817

Less:  Accumulated depreciation                                     $ 2,788,496

Property, Plant and Equipment, net                                  $ 2,773,321
                                                                    ------------

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)


NOTE 4 -- INVENTORIES

         Inventory

         Inventory of the Company is carried at cost under the first-in, first-out method. As of December 31, 2005, the Company's inventory consisted of equipment and supplies of $102,242.

                                                                    December 31,
                                                                        2005
                                                                     (Audited)


Raw materials                                                       $         0
Finished goods                                                          102,242
                                                                    ------------

Total                                                                   102,242

Less:  Reserve for obsolescence                                               -
                                                                    ------------

Inventory, Net                                                      $   102,242
                                                                    ============

NOTE 5 -- USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)



NOTE 6 -- CASH EQUIVALENTS

         The Company considers all highly liquid investments with an initial maturity of three months or less at the time of purchase to be cash equivalents. Cash equivalents include cash on hand and monies invested in money market funds. The carrying amount approximates the fair market value due to the short-term maturity of these investments.

NOTE 7 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company's carrying amounts reported in the balance sheets for cash, accounts receivable, accounts payable and accrued expenses approximate their fair values due to the short maturities of these financial instruments. The carrying amounts reported in the balance sheets for long-term debt due to related parties approximate their fair values as they represent the amount the Company expects to liquidate these obligations with cash or cash equivalents.

NOTE 8 -- REVENUE RECOGNITION

         Sales are recognized at the time ownership is transferred to the customer, which is primarily the time the shipment is received by the customer. In limited instances, selected trial periods, whereby the customer has the right of return until the selected trial period ends, the Company recognizes revenue when the trial period ends and no right of return exists.

         Sales returns and allowances are provided for in the period that the related sales are recorded. Provisions for these reserves are based on historical experience.

         As required, effective January 1, 2003, the Company has adopted the Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" which provides guidelines on applying generally accepted accounting principals to revenue recognition based upon the interpretations and practices of the SEC. The Company recognizes revenue for its products at the time of shipment, at which time, no other significant obligations of the Company exist, other than normal product warranties.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)


Shipping and Handling

         The Company includes costs of shipping and handling billed to customers in revenue and the expense of shipping and handling costs is included in cost of sales.

         The Company is the lessor of television systems under operating leases expiring in various years through 2009. Minimum future rentals to be received on non-cancelable leases as of December 31, 2005 for each of the next four years and in the aggregate are:

         2006                                   $130,060
         2007                                    132,165
         2008                                    107,285
         2009                                     77,113
                                                --------

         Total minimum future rentals           $446,623
                                                --------

Stock Based Compensation

         Financial Accounting Statement No. 123, Accounting for Stock Based Compensation, encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. Through its inception period, the Company had chosen to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations.

         Effective through its inception period and for the fiscal year ending for December 31, 2005, the Company has adopted the fair value method of accounting described in SFAS 123 and SFAS 148.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)



NOTE 9 -- CAPITAL STOCK TRANSACTIONS

         Significant provisions of the Company's capital stock are highlighted below and are subject to the provisions of the Company's Certificate of Incorporation and the Bylaws:

Common Stock

         The Company has two classes of stock. The Company has common stock, class A voting at $2 par value. The Company is authorized to issue 100 shares of which 50 shares are issued and outstanding.

         The Company has common stock, class B non-voting at $2 par value. The Company is authorized to issue 100 shares of which 61 shares are issued and
44.45 shares are outstanding.

Options and Warrants

         There are no Options or Warrants outstanding as of December 31, 2005.

Reserved Shares

         The Company has no reserved shares as of December 31, 2005.

Treasury Stock

         There exists 16.55 shares of Class B at cost in treasury stock at $70,000 as of December 31, 2005.

NOTE 10 -- COMMITMENTS AND CONTINGENCIES

Operating Leases

         The Company leases office space on a year-to-year basis. Rent expense in 2005 was $55,384.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)


Commissions

         The Company pays commissions to hospitals where it has television installations. Commissions are negotiated on an individual basis with each hospital and range from zero to 50 percent of television rental income. For 2005, the average commission was approximately 26.4 percent of television rental income.

Long-Term Debt

         The Company has long-term financing with M&T Bank with monthly installment payments of $2,976 to $5,238 plus interest at prime (7.25 percent at December 31, 2005) plus 1 to 1.5 percent expiring at various dates through October 2012. The loans are secured by equipment and installations, contract leases and accounts receivable.

         The current portion is $289,080 with the long-term portion at $1,072,464 for a total as of December 31, 2005 of $1,361,544.

         In addition, there are notes payable in monthly installments of $1,250 to $4,804 including interest at 10 percent expiring at various dates through January 2010. These notes are secured by television installations. The current portion is $55,000 with the long-term portion at $410,000 for a total as of December 31, 2005 of $465,000.

         Principal payments to M&T Bank in future years total $1,826,544.

Advertising

         Advertising costs are expensed within the period in which they are utilized. Advertising expense is comprised of media advertising, presented as part of sales and marketing expense; co-operative advertising, which will be accounted for as a deduction from sales; and free product, which is accounted for as part of cost of sales. Advertising and promotions costs amounted to $46,486 as of December 31, 2005.

Litigation

         From time to time the Company may be involved in various legal proceedings and other matters, including nominal disputes with creditors relating to the dollar amount of outstanding obligations of the Company, arising in the normal course of business. The Company believes no such actions would result in liabilities in excess of amounts accrued in the financial statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005
                                    (AUDITED)



NOTE 11 -- INCOME TAXES

         The Company has elected to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for the individual income tax on the Company's taxable income.

NOTE 12 -- RELATED PARTY TRANSACTIONS

         The Company has loans receivable due from shareholders. They are non-interest bearing and payable on demand. Loans receivable as of December 31, 2005 are $25,522.

--------------------------------------------------------------------------------

================================================================================






TB&A HOSPITAL TELEVISION, INC.
(A Subchapter S Corporation)

AUDITED FINANCIAL STATEMENTS
December 31, 2006























WALDEN CERTIFIED PUBLIC ACCOUNTANT, P.A.

TB&A HOSPITAL TELEVISION, INC.
(A Subchapter S Corporation)

Audited Financial Statements
December 31, 2006





Accountant's Audited Report.........................................          1

Financial Statements

         Balance Sheet..............................................    2 and 3

         Statement of Income and Retained Earnings..................    4 and 5

         Statement of Cash Flows....................................          6

Notes to Financial Statements.......................................       7-14






WALDEN CERTIFIED PUBLIC ACCOUNTANT, P.A.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
Of TB&A Hospital Television, Inc.
(A Subchapter S Corporation)
Buffalo, New York


         We have audited the accompanying balance sheet of TB&A Hospital Television, Inc. as of December 31, 2006, and the related statements of operations and retained earnings, and cash flows for the period then ended. These financial statements are the responsibility of he Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of TB&A Hospital Television, Inc. as of December 31, 2006, express an unqualified opinion on these statements.

         We conducted our audit in accordance with the standards of the American Institute of Certified Public Accountants (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TB&A Hospital Television, Inc.. as of December 31, 2006, and the results of operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.


Walden Certified Public Accountant, P.A.


Sunny Isles, Fl


July 11, 2007

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                                  BALANCE SHEET
                             As of December 31, 2006
                                    (Audited)





                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                         $   108,626
  Accounts Receivable                                                   621,959
  Loans receivable-Shareholders                                          34,372
  Inventory-equipment and supplies                                      121,768
                                                                    ------------
      TOTAL CURRENT ASSETS                                              886,725

  Property and Equipment
         Television installations and
         Service equipment                                            5,600,488
         Furniture and office equipment                                  55,604
         Computer Equipment                                              43,844
                                                                    ------------
                                                                      5,699,936

         Less: accumulated depreciation                              (3,021,510)
                                                                    ------------
         Net property and equipment                                   2,678,426
                                                                    ------------
   Other Assets
         Long-term accounts receivable                                   62,920
                                                                    ------------

         TOTAL ASSETS                                               $ 3,628,071
                                                                    ============


                           LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
  Current portion of long-term debt                                 $   343,627
  Accounts Payable                                                      345,985
  Commissions Payable                                                   138,288
  Accrued Expenses                                                      137,129
                                                                    ------------
      TOTAL CURRENT LIABILITIES                                         965,029
                                                                    ------------
LONG TERM LIABILITIES
  Long-term Debt                                                      1,179,356
                                                                    ------------

TOTAL LIABILITIES                                                     2,144,385
                                                                    ------------






             See Auditor's Report and Notes to Financial Statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                                  BALANCE SHEET
                             As of December 31, 2006
                                    (Audited)





STOCKHOLDERS' EQUITY:
  Common stock; class A voting, no par value,
      100 shares  authorized,  50 shares
      issued and outstanding                                                100
  Common stock; class B non-voting, no par value
         100 shares authorized, 61 shares issued and
         44.45 shares outstanding                                           122
  Additional paid-in-capital                                             22,473
  Retained Earnings                                                   1,530,991
                                                                    ------------
                                                                      1,553,686
         Less: treasury stock (16.55 shares Class B)
         At cost                                                        (70,000)

      TOTAL STOCKHOLDERS' EQUITY                                      1,483,686
                                                                    ------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 3,628,071
                                                                    ============











           See Auditor's Report and notes to the financial statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                             As of December 31, 2006
                                    (Audited)





                                                                       As of
                                                                    December 31,
                                                                        2006
                                                                     (Audited)
                                                                    ------------
REVENUE
  Rental income                                                     $ 2,684,674
  Lease income and management fees                                      243,544
  Sales-TV systems                                                    6,329,855
                                                                    ------------
         Total Revenue                                              $ 9,258,073

COST OF SALES
  Commissions-hospitals                                                 639,516
  Equipment and subcontract labor                                     5,585,249
                                                                    ------------
         Total Cost of Sales                                          6,224,765
                                                                    ------------

GROSS PROFIT                                                          3,033,308
                                                                    ------------

DIRECT OPERATING EXPENSES
    Operating Expenses
         Auto and Truck Expense                                          26,486
         Cable satellite fees                                           433,122
         Depreciation                                                   494,779
         Freight                                                        204,057
         Hostessing expenses                                             22,332
         Lease expense                                                    3,913
         Maintenance                                                    309,657
         Payroll Expense
              Officers                                                  234,826
              Employees                                                 437,322
         Payroll Tax Expense and Benefits                                77,383
         Selling Expense                                                 79,183
         Travel                                                          33,825

         Total Operating Expenses                                   $ 2,356,885
                                                                    ------------






             See Auditor's Report and Notes to Financial Statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                             As of December 31, 2006
                                    (Audited)



General and Administrative Expenses
     Advertising and Promotion                                      $    55,340
     Business Meals and Entertainment                                    35,052
     Dues and Subscriptions                                               6,855
     Insurance                                                           14,255
     Legal and accounting                                                 7,310
     Misc expense                                                         1,618
     Independent Contractors                                             21,408
     Property Taxes                                                       2,613
     Rent and Utilities                                                  73,416
     Office and computer supplies                                        55,405
     Billing and Postage                                                 30,942

     Telephone                                                           32,746

     Total General and Administrative
     Expenses                                                       $   336,960
                                                                    ------------

TOTAL OPERATING EXPENSES                                              2,693,845
                                                                    ------------

INCOME FROM OPERATIONS BEFORE
  OTHER INCOME AND EXPENSE                                          $   339,463
                                                                    ------------

OTHER INCOME AND EXPENSES

  Interest Costs (net)                                                  150,726
  Loss on the disposal of fixed assets                                   34,418
                                                                    ------------
         Total Other Expense                                            185,144
                                                                    ------------

NET OPERATING INCOME BEFORE TAXES                                       154,319

State franchise taxes                                                     1,117
                                                                    ------------

NET INCOME                                                          $   153,202
                                                                    ============

RETAINED EARNINGS--
         Beginning of year                                          $ 1,377,789
                                                                    ------------
RETAINED EARNINGS--
       End of year                                                  $ 1,530,991
                                                                    ============




           See Auditor's Report and notes to the financial statements.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                             STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2006
                                    (Audited)





Cash flows from operating activities
   Net income                                                       $   153,202
   Adjustments to reconcile net income
     To net cash provided by operating
   Activities

         Depreciation                                                   494,779
         Loss on the disposal of assets                                  34,418
   Changes in
         Accounts receivable                                            (10,616)
         Inventory                                                      (19,526)
         Accounts receivable, long-term                                  30,602
         Accounts payable                                                50,421
         Commissions payable                                            (15,414)
         Accrued expenses                                                41,080
                                                                    ------------

         Net cash provided by
         Operating activities                                       $   758,946
                                                                    ------------


Cash flows from investing activities
   Cash purchase of computer and
     service equipment and furniture                                    (25,753)
   Cash purchase of equipment
     And installations                                                 (408,549)
   Distribution on shareholder loans                                     (8,850)
                                                                    ------------

         Net cash used in investing
         activities                                                    (443,152)
                                                                    ------------

Cash flows from financing activities
   Repayment of long-term debt                                         (303,561)
                                                                    ------------

         Net cash used in financing
         Activities                                                    (303,561)
                                                                    ------------

Net increase in cash                                                     12,233

Cash, beginning of year                                                  96,393
                                                                    ------------

Cash, end of year                                                   $   108,626
                                                                    ------------

Supplemental disclosures of cash flows
Information
   Interest paid                                                    $   150,736
   Taxes paid                                                             1,117







             See Auditor's Report and Notes to Financial Statements

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)




NOTE 1 -- ORGANIZATION AND NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING
POLICIES

         TB&A HOSPITAL TELEVISION, INC. (the "Company") is a Subchapter S corporation that installs, leases and services television systems for a number of hospitals in Illinois, Massachusetts, Michigan, New York, Ohio, Pennsylvania and Rhode Island. The Company is also a national distributor of televisions and related equipment to various hospitals.

         Basis of Presentation

         The Financial Statements include the accounts of the Company for the period through December 31, 2006.

NOTE 2 -- CASH AND CURRENT ASSETS

         Concentration of Cash

         The Company maintains balances in commercial bank accounts. The total cash balance is insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

         Accounts Receivable

         Accounts receivable are carried at their estimated collectible amounts. Receivables deemed uncollectible are charged directly to expense. Trade credit is generally extended on a short-term basis, thus accounts receivables do not bear interest, although a finance charge may be applied to such receivables that are past due. Included in accounts receivable as of December 31, 2006, are employee receivables of $11,673.

                        TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)





NOTE 3 -- PROPERTY, PLANT AND EQUIPMENT

Equipment and Installations

         Equipment and installations are carried at cost. Expenditures for maintenance and repairs are charged to income as incurred and expenditures for major renewals and betterments are capitalized. Assets are being depreciated using the straight-line method over the assets' estimated useful lives, generally 5 to 10 years.

         Depreciation expense for the year ended December 31, 2006 was $494,779. Fully depreciated assets included in Property and Equipment as of December 31, 2006 was $629,494.

         Property, plant and equipment consisted of the following as of:


                                                                    December 31,
                                                                        2006
                                                                     (Audited)

Television installations and service
Equipment                                                             5,600,488
Furniture and office equipment                                           55,604
Computer equipment                                                       43,844
                                                                    ------------
                                                                    $ 5,699,936

Less:  Accumulated depreciation                                     $ 3,021,510

Property, Plant and Equipment, net                                  $ 2,678,426
                                                                    ------------

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)


NOTE 4 -- INVENTORIES

         Inventory

         Inventory of the Company is carried at cost under the first-in, first-out method. As of December 31, 2006, the Company's inventory consisted of equipment and supplies of $121,768.

                                                                    December 31,
                                                                        2006
                                                                     (Audited)


Raw materials                                                       $         0
Finished goods                                                          121,768
                                                                    ------------

Total                                                                   121,768

Less:  Reserve for obsolescence                                               -
                                                                    ------------

Inventory, Net                                                      $   121,768
                                                                    ============

NOTE 5 -- USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)



NOTE 6 -- CASH EQUIVALENTS

         The Company considers all highly liquid investments with an initial maturity of three months or less at the time of purchase to be cash equivalents. Cash equivalents include cash on hand and monies invested in money market funds. The carrying amount approximates the fair market value due to the short-term maturity of these investments.

NOTE 7 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company's carrying amounts reported in the balance sheets for cash, accounts receivable, accounts payable and accrued expenses approximate their fair values due to the short maturities of these financial instruments. The carrying amounts reported in the balance sheets for long-term debt due to related parties approximate their fair values as they represent the amount the Company expects to liquidate these obligations with cash or cash equivalents.

NOTE 8 -- REVENUE RECOGNITION

         Sales are recognized at the time ownership is transferred to the customer, which is primarily the time the shipment is received by the customer. In limited instances, selected trial periods, whereby the customer has the right of return until the selected trial period ends, the Company recognizes revenue when the trial period ends and no right of return exists.

         Sales returns and allowances are provided for in the period that the related sales are recorded. Provisions for these reserves are based on historical experience.

         As required, effective January 1, 2003, the Company has adopted the Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" which provides guidelines on applying generally accepted accounting principals to revenue recognition based upon the interpretations and practices of the SEC. The Company recognizes revenue for its products at the time of shipment, at which time, no other significant obligations of the Company exist, other than normal product warranties.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)


Shipping and Handling

         The Company includes costs of shipping and handling billed to customers in revenue and the expense of shipping and handling costs is included in cost of sales.

         The Company is the lessor of television systems under operating leases expiring in various years through 2009. Minimum future rentals to be received on non-cancelable leases as of December 31, 2006 for each of the next three years and in the aggregate are:

         2007                               $190,133
         2008                                134,477
         2009                                115,597
                                            --------

         Total minimum future rentals       $440,207
                                            --------

Stock Based Compensation

         Financial Accounting Statement No. 123, Accounting for Stock Based Compensation, encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. Through its inception period, the Company had chosen to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations.

         Effective through its inception period and for the fiscal year ending for December 31, 2006, the Company has adopted the fair value method of accounting described in SFAS 123 and SFAS 148.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)




NOTE 9 -- CAPITAL STOCK TRANSACTIONS

         Significant provisions of the Company's capital stock are highlighted below and are subject to the provisions of the Company's Certificate of Incorporation and the Bylaws:

Common Stock

         The Company has two classes of stock. The Company has common stock, class A voting at no par value. The Company is authorized to issue 100 shares of which 50 shares are issued and outstanding.

         The Company has common stock, class B non-voting at no par value. The Company is authorized to issue 100 shares of which 61 shares are issued and
44.45 shares are outstanding.

Options and Warrants

         There are no Options or Warrants outstanding as of December 31, 2006.

Reserved Shares

         The Company has no reserved shares as of December 31, 2006.

Treasury Stock

         There exists 16.55 shares of Class B at cost in treasury stock as of December 31, 2006.


NOTE 10 -- COMMITMENTS AND CONTINGENCIES

Operating Leases

         The Company leases office space on a year-to-year basis. Rent expense in 2006 was $63,562.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)


Commissions

         The Company pays commissions to hospitals where it has television installations. Commissions are negotiated on an individual basis with each hospital and range from zero to 50 percent of television rental income. For 2006, the average commission was approximately 23.8 percent of television rental income.

Long-Term Debt

         The Company has long-term financing with M&T Bank with monthly installment payments of $2,976 to $5,238 plus interest at prime (8.25 percent at December 31, 2006) plus 1 to 1.5 percent expiring at various dates through October 2012. The loans are secured by equipment and installations, contract leases and accounts receivable.

         The current portion is $275,978 with the long-term portion at $797,005 for a total as of December 31, 2006 of $1,072,983.

         In addition, there are notes payable in monthly installments of $833 to $4,804 including interest at 10 percent expiring at various dates through January 2012. These notes are secured by television installations. The current portion is $67,649 with the long-term portion at $382,351 for a total as of December 31, 2006 of $450,000.

         Principal payments to M&T Bank in future years total $1,522,983.

Advertising

         Advertising costs are expensed within the period in which they are utilized. Advertising expense is comprised of media advertising, presented as part of sales and marketing expense; co-operative advertising, which will be accounted for as a deduction from sales; and free product, which is accounted for as part of cost of sales. Advertising and promotions costs amounted to $55,340 for as of December 31, 2006.

Litigation

         From time to time the Company may be involved in various legal proceedings and other matters, including nominal disputes with creditors relating to the dollar amount of outstanding obligations of the Company, arising in the normal course of business. The Company believes no such actions would result in liabilities in excess of amounts accrued in the financial statements.

                         TB&A HOSPITAL TELEVISION, INC.
                          (A Subchapter S Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006
                                    (AUDITED)




NOTE 11 -- INCOME TAXES

         The Company has elected to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for the individual income tax on the Company's taxable income.

NOTE 12 -- RELATED PARTY TRANSACTIONS

         The Company has loans receivable due from shareholders. They are non-interest bearing and payable on demand. Loans receivable as of December 31, 2006 are $34,372.

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